PORTFOLIO OF INVESTMENTS – as of March 31, 2022 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.1% of Net Assets
Non-Convertible Bonds – 79.4%
	ABS Car Loan – 4.8%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A(a)	$2,554,318
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A(a)	2,587,399
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,211,998
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A(a)	1,039,837
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	333,316
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,173,143
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A(a)	1,501,619
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026, 144A	2,238,027
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	1,162,718
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,780,297
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,797,377
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025(a)	1,137,224
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)	2,368,196
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	576,856
4,008,380	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,016,334
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,138,703
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,663,887
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A(a)	1,056,653
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,286,129
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	793,582
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A(a)	633,473
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A(a)	1,453,090
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,300,744
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	2,903,235
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,074,372

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Car Loan – continued
$4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	$4,505,605
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	906,284
985,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	973,802
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,288,184
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,131,220
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A(a)	1,622,910

		57,210,532

	ABS Credit Card – 0.9%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A(a)	766,185
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A(a)	2,760,721
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,021,593

		10,548,499

	ABS Home Equity – 6.1%
151,825	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	151,128
156,445	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	156,129
192,192	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	190,434
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	303,190
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,235,309
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,234,879
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,206,004
274,402	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	273,477
301,343	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(a)	311,311
131,828	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	127,313
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061, 144A(a)(b)	2,203,405
2,389,851	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(b)	2,311,725
3,192,721	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(b)	3,191,593
526,110	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.507%, 1/25/2040, 144A(c)	525,479

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	$1,775,363
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.746%, 5/15/2052, 144A(a)(b)	247,762
1,340,000	CoreVest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,182,570
305,853	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	304,641
438,887	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	439,033
34,812	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.716%, 9/20/2034(b)	34,436
2,068,596	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 2.942%, 12/26/2059, 144A(b)	2,051,048
1,427,584	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(b)	1,400,092
2,221,594	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(b)	2,148,970
121,249	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	124,072
367,517	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 1.109%, 9/19/2045(c)	264,232
917,842	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.657%, 1/25/2030(a)(c)	922,364
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,598,913
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	3,830,530
267,008	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)(b)	262,350
252,220	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	227,082
415,691	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.677%, 9/25/2034(c)	391,521
1,843,121	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.877%, 2/25/2046(c)	1,450,083
759,905	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	768,802
1,567,875	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(b)	1,567,807
1,077,772	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(b)	1,068,361
310,970	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.977%, 2/25/2046(c)	276,382
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.750%, 5/25/2034(a)(b)	182,777
177,496	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	176,904
144,874	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	144,488

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$164,645	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	$164,968
509,892	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	508,883
28,913	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.067%, 5/25/2036(b)	29,121
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(a)(b)	226,267
276,756	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	224,122
541,361	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	549,823
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A(a)	964,424
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	706,302
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	718,152
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	509,408
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	418,935
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	830,578
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	354,558
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	516,467
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	362,003
1,239,611	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	1,197,601
2,585,428	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(b)	2,470,068
3,393,006	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	3,224,750
2,072,999	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(b)	2,019,970
1,906,641	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.767%, 7/25/2035(c)	1,337,258
655,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)(b)	630,976
4,393,423	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)(b)	4,313,856
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	977,237
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,045,694
706,159	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	687,193
1,203,557	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(b)	1,155,538

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$1,211,382	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(b)	$1,173,711
3,196,166	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(b)	3,097,270
1,538,148	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	1,477,715
2,035,292	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	1,981,800

		73,136,607

	ABS Other – 4.3%
526,938	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	521,311
995,000	Affirm Asset Securitization Trust, Series 2021-A, Class C, 1.660%, 8/15/2025, 144A	985,871
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 7.072%, 2/15/2040, 144A(b)	705,305
2,044,525	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A(a)	1,687,927
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A(a)	2,236,077
841,161	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(b)	784,915
511,967	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A(a)	452,055
5,253,179	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A(a)	4,768,916
887,775	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	800,349
610,156	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	611,379
765,722	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	758,168
305,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	299,660
304,104	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A(a)	301,869
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	968,220
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	5,896,628
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A(a)	666,696
1,987,441	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	1,808,538
1,003,468	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	938,319
1,312,597	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,121,431
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A(a)	293,494

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Other – continued
$270,784	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	$269,134
260,126	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	253,625
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069, 144A(a)	691,108
340,827	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	341,105
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	3,234,455
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,122,499
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	956,807
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	716,170
3,619,472	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	3,066,563
1,117,087	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	1,096,752
1,029,348	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A(a)	954,657
212,355	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	213,140
2,404,375	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	2,324,151
3,254	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	3,181
306,243	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	262,010
368,326	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A(a)	356,803
2,566,467	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A(a)	2,322,243
3,933,948	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A(a)	3,531,470
1,770,287	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	1,668,027
568,269	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(a)(b)	518,992
752,807	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A(a)	679,542

		51,189,562

	ABS Student Loan – 1.3%
230,659	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A(a)	211,238
1,415,024	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	1,366,771
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,041,172

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Student Loan – continued
$1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A(a)	$1,791,297
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,262,275
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	674,452
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A(a)	308,087
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	1,233,656
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062, 144A(a)	748,456
457,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.957%, 6/15/2032(a)(c)	452,946
1,336,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 3.810%, 3/15/2033(a)(c)	1,326,565
143,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.852%, 3/15/2033(a)(c)	141,990
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	783,273
642,551	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 1.147%, 10/15/2035, 144A(a)(c)	640,479
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	189,489
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	508,676
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(b)	125,293
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,290,159

		16,096,274

	ABS Whole Business – 2.1%
3,947,659	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	3,996,286
2,257,125	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	2,255,073
2,912,640	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	2,888,366
98,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	93,950
3,483,675	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A(a)	3,229,774
3,005,813	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,825,785
2,529,525	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,540,836
4,016,713	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,972,617
990,900	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	988,137

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Whole Business – continued
$1,444,088	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	$1,284,389
895,500	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	830,555

		24,905,768

	Aerospace & Defense – 1.8%
6,430,000	Boeing Co. (The), 2.196%, 2/04/2026(a)	6,079,028
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	881,021
90,000	Boeing Co. (The), 3.625%, 3/01/2048	76,374
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050	1,909,950
375,000	Boeing Co. (The), 3.825%, 3/01/2059	307,990
325,000	Boeing Co. (The), 3.850%, 11/01/2048	284,951
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	1,281,293
135,000	Boeing Co. (The), 3.950%, 8/01/2059	116,951
1,870,000	Boeing Co. (The), 5.150%, 5/01/2030	1,994,276
2,480,000	Boeing Co. (The), 5.805%, 5/01/2050	2,863,748
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,899,401
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	286,293
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,673,022

		21,654,298

	Airlines – 0.6%
640,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	644,800
735,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	732,244
5,807,325	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	5,237,046
622,080	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	610,509

		7,224,599

	Automotive – 1.8%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,610,191
4,935,000	Aptiv PLC/Aptiv Corp., 2.396%, 2/18/2025(a)	4,807,279

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Automotive – continued
$6,105,000	Ford Motor Co., 3.250%, 2/12/2032	$5,452,559
1,010,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	912,308
330,000	General Motors Co., 5.200%, 4/01/2045	334,018
2,530,000	General Motors Co., 5.400%, 4/01/2048	2,659,918
2,905,000	General Motors Co., 5.950%, 4/01/2049	3,228,313
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,295,788
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(d)	1,451,362
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(d)	492,419

		22,244,155

	Banking – 8.6%
2,530,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	2,381,514
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	2,184,000
2,025,000	ANZ New Zealand International Ltd., 2.166%, 2/18/2025, 144A(a)	1,972,430
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	112,456
6,540,000	Bank of America Corp., (fixed rate to 02/04/2024, variable rate thereafter), 1.843%, 2/04/2025(a)	6,394,349
7,290,000	Bank of Nova Scotia (The), 0.650%, 7/31/2024(a)	6,933,692
2,025,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	1,783,519
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,107,806
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026(a)	6,334,427
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025(a)	1,267,859
5,695,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	5,079,643
5,995,000	Deutsche Bank AG, (fixed rate to 4/01/2024, variable rate thereafter), 1.447%, 4/01/2025(a)	5,725,618
6,540,000	Goldman Sachs Group, Inc. (The), (fixed rate to 1/24/2024, variable rate thereafter), 1.757%, 1/24/2025(a)	6,375,861
6,595,000	JPMorgan Chase & Co., (fixed rate to 2/24/2025, variable rate thereafter), 2.595%, 2/24/2026(a)	6,467,877
7,370,000	JPMorgan Chase & Co., (fixed rate to 8/09/2024, variable rate thereafter), 0.768%, 8/09/2025(a)	6,985,784

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Banking – continued
$7,615,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 10/11/2024, variable rate thereafter), 0.962%, 10/11/2025(a)	$7,177,524
7,575,000	Morgan Stanley, (fixed rate to 10/21/2024, variable rate thereafter), MTN, 1.164%, 10/21/2025(a)	7,198,977
6,595,000	Morgan Stanley, (fixed rate to 2/18/2025, variable rate thereafter), 2.630%, 2/18/2026(a)	6,469,301
7,275,000	Morgan Stanley, GMTN, (fixed rate to 1/22/2024, variable rate thereafter), 0.791%, 1/22/2025(a)	6,983,762
6,615,000	Royal Bank of Canada, 1.200%, 4/27/2026(a)	6,121,981
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,182,504
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	2,083,397

		103,324,281

	Building Materials – 1.1%
7,070,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	6,451,446
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,343,200
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,744,423
1,720,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(d)	1,687,750

		13,226,819

	Cable Satellite – 3.9%
5,960,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,432,421
1,805,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	1,567,633
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,487,194
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	960,435
3,435,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032, 144A	3,198,809
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	310,000
14,425,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061(a)	12,556,593
11,295,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	9,445,896
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	339,333
405,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	360,450
420,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	423,335

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Cable Satellite – continued
$2,155,000	DISH DBS Corp., 5.125%, 6/01/2029	$1,835,176
6,635,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	6,319,837
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,567,862
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,623,829

		47,428,803

	Chemicals – 0.8%
1,045,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	952,256
1,330,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,173,725
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	2,046,876
1,335,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,324,320
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	195,521
2,865,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	2,542,057
730,000	SPCM S.A., 3.125%, 3/15/2027, 144A	671,600
645,000	SPCM S.A., 3.375%, 3/15/2030, 144A	566,245

		9,472,600

	Construction Machinery – 1.2%
3,670,000	Caterpillar Financial Services Corp., MTN, 0.600%, 9/13/2024(a)	3,497,448
5,370,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024(a)	5,231,257
2,730,000	John Deere Capital Corp., MTN, 0.625%, 9/10/2024(a)	2,612,529
820,000	United Rentals North America, Inc., 3.750%, 1/15/2032	764,650
765,000	United Rentals North America, Inc., 3.875%, 2/15/2031	721,013
1,250,000	United Rentals North America, Inc., 4.000%, 7/15/2030	1,195,412

		14,022,309

	Consumer Cyclical Services – 1.7%
1,750,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	1,609,073
925,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	849,844
11,700,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	10,968,750

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Consumer Cyclical Services – continued
$680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	$703,079
5,440,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,800,454

		19,931,200

	Consumer Products – 0.1%
1,605,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	1,545,214

	Electric – 1.3%
2,735,000	Calpine Corp., 3.750%, 3/01/2031, 144A	2,448,331
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,109,756
3,805,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(d)	3,670,874
2,645,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	2,326,515
1,120,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	985,600
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,092,635
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,437,023
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,818,510
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	240,184

		15,129,428

	Finance Companies – 4.8%
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	1,207,186
4,455,000	Aircastle Ltd., 4.250%, 6/15/2026	4,382,860
855,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(d)	782,325
2,335,000	Ares Capital Corp., 2.875%, 6/15/2028	2,067,179
3,845,000	Ares Capital Corp., 3.200%, 11/15/2031	3,258,468
1,900,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	1,754,331
6,355,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	5,637,477
2,545,000	FS KKR Capital Corp., 3.125%, 10/12/2028	2,268,800
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026	5,039,382
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(d)	1,187,550

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Finance Companies – continued
$90,000	Navient Corp., 5.875%, 10/25/2024	$91,813
1,125,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	1,030,774
525,000	OneMain Finance Corp., 3.500%, 1/15/2027	485,625
2,590,000	OneMain Finance Corp., 4.000%, 9/15/2030	2,285,675
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,258
2,840,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	2,476,988
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	3,906,003
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,277,929
7,720,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	7,088,079
2,575,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,353,164
4,810,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	4,353,050
5,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	4,449,572

		57,389,488

	Financial Other – 1.2%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	173,561
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	133,050
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	147,997
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	489,320
670,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(e)(f)(g)	97,606
1,350,000	CFLD Cayman Investment Ltd., 6.920%, 6/16/2022(e)	194,035
590,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(e)	82,547
870,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(e)	125,706
785,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(e)(f)(g)	125,600
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(e)	123,022
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(e)	109,618
630,000	China Evergrande Group, 8.250%, 3/23/2022(e)	79,449

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Financial Other – continued
$1,020,000	China Evergrande Group, 8.750%, 6/28/2025(e)	$126,664
270,000	China Evergrande Group, 9.500%, 4/11/2022(e)(f)(g)	33,197
220,000	China Evergrande Group, 9.500%, 3/29/2024(e)(f)(g)	27,124
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	898,567
580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	532,150
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,606,807
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,478,098
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	353,906
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(e)	38,327
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(e)(f)(g)	161,877
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)(f)(g)	852,872
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)(f)(g)	388,489
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)(f)(g)	398,799
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(f)(g)	248,602
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(f)(g)	327,302
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)(g)	204,864
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)(g)	195,634
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)(g)	176,839
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025	103,066
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(f)(g)	622,748
205,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024	51,994
1,090,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(f)(g)	259,235
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027	77,608
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)(g)	411,399
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(e)(f)(g)	572,660

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Financial Other – continued
$325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(e)(f)(g)	$42,406

		14,072,745

	Food & Beverage – 1.9%
7,250,000	Hormel Foods Corp., 0.650%, 6/03/2024(a)	6,960,185
1,220,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	1,132,447
1,015,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	938,875
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,442,778
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	2,428,617
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	763,062
6,945,000	MARB BondCo PLC, 3.950%, 1/29/2031, 144A	6,163,687
3,280,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	2,867,573
160,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	148,000

		22,845,224

	Gaming – 0.9%
3,420,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	2,981,480
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,623,275
875,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	783,300
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	3,047,295
1,090,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	1,141,775

		10,577,125

	Government Owned - No Guarantee – 1.7%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	2,065,388
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	2,573,888
845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	787,662
1,950,000	EcoPetrol S.A., 4.625%, 11/02/2031	1,764,750
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)	1,208,201
6,595,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	6,087,251

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Government Owned - No Guarantee – continued
$5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035	$4,741,216
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,325,119

		20,553,475

	Health Insurance – 0.7%
4,830,000	Centene Corp., 2.500%, 3/01/2031	4,262,620
2,120,000	Centene Corp., 2.625%, 8/01/2031	1,886,800
1,145,000	Centene Corp., 3.000%, 10/15/2030	1,051,648
1,000,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	950,950

		8,152,018

	Healthcare – 1.7%
2,495,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	2,345,300
505,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	474,069
1,935,000	HCA, Inc., 3.500%, 9/01/2030	1,869,334
7,600,000	PerkinElmer, Inc., 0.850%, 9/15/2024(a)	7,209,780
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	342,975
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	635,156
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	261,782
7,610,000	Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024(a)	7,318,061

		20,456,457

	Home Construction – 0.1%
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	210,611
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	176,948
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	480,210
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	277,275
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)(g)	81,296
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)(g)	45,954
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(e)(f)(g)	53,323

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Home Construction – continued
$555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(e)(f)(g)	$72,217
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)(g)	153,952
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)(g)	22,930
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(f)(g)	25,018

		1,599,734

	Independent Energy – 2.4%
3,095,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	3,028,502
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,663,706
2,710,000	ConocoPhillips Co., 2.400%, 3/07/2025(a)	2,678,809
3,060,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	3,347,028
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,456,673
1,985,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	1,890,216
2,185,000	EQT Corp., 3.625%, 5/15/2031, 144A	2,086,675
635,000	EQT Corp., 3.900%, 10/01/2027	633,162
585,000	EQT Corp., 5.000%, 1/15/2029	603,919
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,820,699
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,330,988
1,340,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	1,239,500
2,820,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	2,636,700
825,000	Occidental Petroleum Corp., 4.400%, 4/15/2046	783,750
380,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	357,200
640,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	611,987
255,000	Occidental Petroleum Corp., 4.625%, 6/15/2045	247,302
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	79,500
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	379,817
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	165,832

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Independent Energy – continued
$695,000	Ovintiv, Inc., 6.625%, 8/15/2037	$822,230
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	108,922
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	104,204
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	482,056
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	379,525

		28,938,902

	Industrial Other – 0.1%
200,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(e)(f)(g)	28,410
1,165,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	1,055,781

		1,084,191

	Leisure – 0.9%
2,735,000	Carnival Corp., 5.750%, 3/01/2027, 144A	2,608,274
1,260,000	Carnival Corp., 6.000%, 5/01/2029, 144A	1,187,348
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,482,249
1,405,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	1,387,480
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	528,587
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	223,246
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,945,728

		10,362,912

	Life Insurance – 0.1%
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	1,108,650

	Local Authorities – 0.6%
7,080,000	Province of Ontario Canada, 1.050%, 4/14/2026(a)	6,656,922
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 42.033%, 4/12/2025, 144A, (ARS)(c)	345,429
121,060,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 44.453%, 5/31/2022, (ARS)(c)	636,808

		7,639,159

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Lodging – 0.8%
$590,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	$535,425
1,260,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	1,189,364
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	404,137
1,435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,369,413
360,000	Hyatt Hotels Corp., (Step to 5.625% on 4/23/2022), 5.375%, 4/23/2025	377,894
1,125,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	1,060,313
2,090,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	1,938,099
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,427,550
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	200,850
960,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,000,800

		9,503,845

	Media Entertainment – 1.9%
1,240,000	AMC Networks, Inc., 4.250%, 2/15/2029	1,157,162
2,745,000	Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/2027, 144A	2,715,327
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,702,650
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,373,000
855,000	Magallanes, Inc., 4.054%, 3/15/2029, 144A	859,172
1,315,000	Magallanes, Inc., 4.279%, 3/15/2032, 144A	1,322,403
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,090,705
4,390,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	4,682,813
860,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	930,950
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,460,548
2,035,000	Netflix, Inc., 6.375%, 5/15/2029	2,301,137
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,011,844
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	553,500

		23,161,211

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Metals & Mining – 1.1%
$2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	$2,736,137
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,640,743
263,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	262,542
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,781,325
2,345,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	2,218,136
1,815,000	JSW Steel Ltd., 5.050%, 4/05/2032, 144A	1,690,837

		13,329,720

	Midstream – 0.6%
3,375,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	3,037,500
415,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	426,824
695,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	655,802
525,000	Western Midstream Operating LP, 4.550%, 2/01/2030	522,375
1,165,000	Western Midstream Operating LP, 5.300%, 3/01/2048	1,153,350
195,000	Western Midstream Operating LP, 5.450%, 4/01/2044	197,683
150,000	Western Midstream Operating LP, 5.500%, 8/15/2048	148,125
690,000	Western Midstream Operating LP, 5.750%, 2/01/2050	672,750

		6,814,409

	Non-Agency Commercial Mortgage-Backed Securities – 4.5%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.937%, 10/15/2037, 144A(a)(c)	2,992,287
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1-month Term SOFR + 6.870%, 7.174%, 12/15/2023, 144A(c)	2,111,222
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.947%, 5/10/2047, 144A(b)	1,914,880
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A(a)	2,523,338
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.467%, 12/10/2044(b)	138,502
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,665,507
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	4,799,870
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(b)	722,312
611,238	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.647%, 7/15/2038, 144A(c)	602,029

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$1,640,000	Greystone Commercial Real Estate Notes Ltd., Series 2021-HC2, Class A, 1-month LIBOR + 1.800%, 2.197%, 12/15/2039, 144A(a)(c)	$1,632,436
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(b)	2,617,601
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.163%, 8/10/2044, 144A(b)	446,383
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.163%, 8/10/2044, 144A(b)	1,809,262
1,420,000	GS Mortgage Securities Trust, Series 2013-G1, Class B, 3.601%, 4/10/2031, 144A(a)(b)	1,366,339
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	786,439
1,945,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(b)	1,864,076
405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.626%, 10/15/2045, 144A(a)(b)	404,210
2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.364%, 12/15/2047, 144A(a)(b)	2,415,320
1,128,446	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.212%, 6/15/2044, 144A(b)	1,094,593
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.212%, 6/15/2044, 144A(b)(f)(g)	2,012,839
1,350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)(b)	1,354,230
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 3.147%, 11/15/2027, 144A(c)(f)(h)(i)	512,816
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.897%, 11/15/2027, 144A(c)(f)(h)(i)	1,139,322
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.797%, 11/15/2027, 144A(c)(f)(h)(i)	346,887
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.947%, 5/10/2063, 144A(b)(f)(g)	113,710
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.305%, 7/15/2046(b)	2,970,520
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)(b)	1,544,570
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.172%, 11/15/2059(b)	376,953
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)(b)	4,539,044
2,886,031	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.294%, 3/15/2044, 144A(b)	1,255,424
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.888%, 6/15/2044, 144A(b)	1,317,669
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.347%, 12/15/2045(b)	2,058,426
725,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.779%, 6/15/2045(b)	557,380
1,909,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.779%, 6/15/2045, 144A(b)	916,320
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.779%, 6/15/2045, 144A(b)(f)(g)	143,812

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047(a)	$1,529,393

		54,595,921

	Paper – 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,104,253

	Pharmaceuticals – 1.5%
685,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	655,887
1,325,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	1,091,230
145,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	112,956
965,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	758,046
3,155,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	2,455,726
165,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	135,300
270,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	241,726
800,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	753,000
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	1,924,792
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	7,877,475
1,280,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	1,230,361
1,015,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	1,067,719

		18,304,218

	REITs - Health Care – 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	395,941

	REITs - Mortgage – 0.2%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,562,133
390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	388,537

		1,950,670

	Restaurants – 0.5%
3,900,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	3,744,000
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	1,914,869

		5,658,869

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued
		Non-Convertible Bonds – continued
		Retailers – 0.3%
$1,325,000		Carvana Co., 5.625%, 10/01/2025, 144A	$1,249,290
1,325,000		Carvana Co., 5.875%, 10/01/2028, 144A	1,179,886
1,070,000		Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,016,564
730,000		Target Corp., 1.950%, 1/15/2027(a)	704,985

			4,150,725

		Sovereigns – 0.2%
2,000,000		Mexico Government International Bond, 3.771%, 5/24/2061(a)	1,620,320
1,600,000		Mexico Government International Bond, 4.280%, 8/14/2041(a)	1,491,472

			3,111,792

		Technology – 1.1%
1,615,000		CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,402,749
3,815,000		CommScope, Inc., 7.125%, 7/01/2028, 144A	3,446,376
330,000		Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	312,675
1,375,000		Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	1,340,446
1,315,000		Microchip Technology, Inc., 0.983%, 9/01/2024, 144A	1,245,003
1,660,000		Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	1,829,562
330,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	319,855
3,580,000		Oracle Corp., 3.950%, 3/25/2051(a)	3,129,690
240,000		Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	266,072

			13,292,428

		Transportation Services – 0.4%
1,855,000		Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,807,078
1,865,000		GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	1,792,880
1,270,000		GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,277,887

			4,877,845

		Treasuries – 4.9%
37,993	(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	7,719,775
604,374	(††††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)(a)	2,996,012

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued
		Non-Convertible Bonds – continued
		Treasuries – continued
1,342,545	(††††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(a)	$6,851,029
338,660,000		Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	19,752,946
21,320,000		U.S. Treasury Note, 0.125%, 2/28/2023(j)	21,033,512

			58,353,274

		Wireless – 1.7%
3,040,000		CT Trust, 5.125%, 2/03/2032, 144A	3,038,328
4,365,000		HTA Group Ltd., 7.000%, 12/18/2025, 144A	4,316,112
1,695,000		IHS Holding Ltd., 5.625%, 11/29/2026, 144A	1,604,318
1,525,000		IHS Holding Ltd., 6.250%, 11/29/2028, 144A	1,430,450
3,769,000		Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	3,700,103
225,000		Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	209,541
657,000		Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	654,359
4,065,000		SBA Communications Corp., 3.125%, 2/01/2029	3,697,605
1,630,000		SoftBank Group Corp., 4.625%, 7/06/2028	1,455,590
750,000		SoftBank Group Corp., 5.250%, 7/06/2031	674,460

			20,780,866

		Total Non-Convertible Bonds (Identified Cost $1,041,824,255)	953,457,015

Convertible Bonds – 3.7%
		Airlines – 0.6%
915,000		JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	851,351
4,135,000		Southwest Airlines Co., 1.250%, 5/01/2025(a)	5,611,195

			6,462,546

		Cable Satellite – 0.8%
1,635,000		DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025(k)	1,586,228
2,080,000		DISH Network Corp., 2.375%, 3/15/2024	1,944,800
7,230,000		DISH Network Corp., 3.375%, 8/15/2026	6,503,385

			10,034,413

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Convertible Bonds – continued
	Consumer Cyclical Services – 0.2%
$980,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026(l)	$818,770
2,175,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(l)	1,949,605

		2,768,375

	Gaming – 0.1%
615,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	1,236,765

	Healthcare – 0.5%
6,505,000	Teladoc Health, Inc., 1.250%, 6/01/2027	5,486,967

	Leisure – 0.2%
3,030,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	2,775,268

	Media Entertainment – 0.1%
1,495,000	Twitter, Inc., Zero Coupon, 0.000%-1.354%, 3/15/2026(l)	1,255,053

	Pharmaceuticals – 1.1%
2,990,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,988,505
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	7,139,166
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(k)	685,795
1,285,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(k)	1,195,178
1,080,000	Livongo Health, Inc., 0.875%, 6/01/2025	1,094,040

		13,102,684

	Technology – 0.1%
1,480,000	Splunk, Inc., 1.125%, 6/15/2027	1,413,400

	Total Convertible Bonds (Identified Cost $49,245,238)	44,535,471

	Total Bonds and Notes (Identified Cost $1,091,069,493)	997,992,486

Senior Loans – 0.4%
	Cable Satellite – 0.2%
828,456	DirecTV Financing LLC, Term Loan, 3-month LIBOR + 5.000%, 5.750%, 8/02/2027(c)(m)	826,625
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(c)(n)	2,087,023

		2,913,648

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued
	Gaming – 0.2%
$2,227,687	Playtika Holding Corp., 2021 Term Loan, 1-month LIBOR + 2.750%, 3.207%, 3/13/2028(c)(n)	$2,191,732

	Total Senior Loans (Identified Cost $5,188,502)	5,105,380

Collateralized Loan Obligations – 5.1%
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.391%, 1/15/2033, 144A(a)(c)	1,342,790
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.541%, 1/15/2033, 144A(c)	1,732,692
3,460,000	Aimco CLO 11 Ltd., Series 2020-11A, Class DR, 3-month LIBOR + 3.000%, 3.241%, 10/17/2034, 144A(c)	3,383,281
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.191%, 7/16/2031, 144A(a)(c)	474,055
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.241%, 4/15/2033, 144A(a)(c)	3,121,698
500,000	Ares LIX CLO Ltd., Series 2021-59A, Class E, 3-month LIBOR + 6.250%, 6.508%, 4/25/2034, 144A(c)	477,876
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 3.954%, 1/20/2034, 144A(c)	1,070,873
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.404%, 4/20/2031, 144A(c)	390,550
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 3.041%, 1/15/2033, 144A(a)(c)	838,748
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 2.904%, 4/20/2034, 144A(c)	1,760,683
445,000	Battalion CLO XVI Ltd., Series 2019 16A, Class DR, 3-month LIBOR + 3.250%, 3.504%, 12/19/2032, 144A(c)	444,204
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.191%, 4/15/2029, 144A(a)(c)	915,000
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.404%, 10/20/2029, 144A(a)(c)	450,899
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.054%, 1/20/2031, 144A(a)(c)	394,197
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.250%, 3.504%, 7/20/2034, 144A(c)	954,301
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.189%, 10/18/2030, 144A(a)(c)	718,715
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.159%, 4/24/2030, 144A(a)(c)	262,754
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 6.091%, 10/15/2030, 144A(c)	834,123
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.991%, 4/18/2031, 144A(a)(c)	246,890
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 2.091%, 4/15/2029, 144A(a)(c)	297,860
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 6.330%, 11/22/2031, 144A(c)	1,334,728
2,435,000	Generate CLO Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 4.059%, 1/22/2033, 144A(c)	2,435,448
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.191%, 10/15/2030, 144A(c)	641,815
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.154%, 4/20/2030, 144A(a)(c)	314,892

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3-month LIBOR + 4.160%, 4.414%, 1/20/2034, 144A(c)	$1,557,269
310,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 3.254%, 4/20/2031, 144A(c)	302,188
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.409%, 1/23/2031, 144A(a)(c)	470,858
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.259%, 1/23/2031, 144A(c)	295,153
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.178%, 1/28/2030, 144A(a)(c)	3,271,772
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.484%, 10/20/2032, 144A(c)	2,057,811
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 6.004%, 10/20/2030, 144A(c)	467,377
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.159%, 1/22/2030, 144A(a)(c)	897,821
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.615%, 4/21/2034, 144A(c)	429,764
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.504%, 7/02/2035, 144A(c)	1,852,413
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3-month LIBOR + 6.400%, 6.659%, 10/22/2036, 144A(c)	5,003,171
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.241%, 4/18/2033, 144A(a)(c)	1,720,347
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.309%, 7/23/2031, 144A(c)	2,203,050
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.204%, 1/20/2033, 144A(a)(c)	1,552,052
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.991%, 4/15/2034, 144A(c)	2,054,391
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.204%, 7/20/2030, 144A(a)(c)	296,805
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.254%, 7/20/2029, 144A(a)(c)	2,520,735
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.409%, 7/24/2031, 144A(c)	1,028,475
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 3.054%, 7/20/2034, 144A(c)	1,149,596
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.504%, 4/20/2034, 144A(c)	331,198
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.341%, 7/15/2031, 144A(c)	914,535
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.141%, 10/15/2029, 144A(a)(c)	2,547,889
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.168%, 4/25/2031, 144A(c)	895,726
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.391%, 4/15/2033, 144A(a)(c)	1,017,942
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.404%, 4/20/2033, 144A(a)(c)	604,425
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 6.008%, 7/25/2031, 144A(c)	831,657

	Total Collateralized Loan Obligations (Identified Cost $59,923,242)	61,113,492

Shares	Description	Value (†)

Common Stocks – 3.1%
	Air Freight & Logistics – 0.1%
4,995	Expeditors International of Washington, Inc.	$515,284
1,188	United Parcel Service, Inc., Class B	254,779

		770,063

	Automobiles – 0.0%
11,579	Ford Motor Co.	195,801

	Banks – 0.0%
1,509	JPMorgan Chase & Co.	205,707
2,872	Wells Fargo & Co.	139,177

		344,884

	Beverages – 0.0%
4,149	Coca-Cola Co. (The)	257,238
1,491	PepsiCo, Inc.	249,564

		506,802

	Biotechnology – 0.0%
1,716	AbbVie, Inc.	278,181

	Capital Markets – 0.1%
11,445	Ares Capital Corp.	239,773
1,963	Blackstone, Inc.	249,183
5,361	Carlyle Group, Inc. (The)	262,206
650	Goldman Sachs Group, Inc. (The)	214,565
2,557	Morgan Stanley	223,482

		1,189,209

	Chemicals – 0.0%
4,870	Olin Corp.	254,604

	Construction Materials – 0.1%
262,683	Cemex SAB de CV, Sponsored ADR(o)	1,389,593

	Diversified Financial Services – 0.0%
3,712	Apollo Global Management, Inc.	230,107

	Diversified Telecommunication Services – 0.0%
4,969	Verizon Communications, Inc.	253,121

	Electrical Equipment – 0.0%
2,729	Emerson Electric Co.	267,578

	Food & Staples Retailing – 0.0%
1,818	Walmart, Inc.	270,736

	Food Products – 0.0%
1,125	Archer-Daniels-Midland Co.	101,543
2,659	Tyson Foods, Inc., Class A	238,326

		339,869

	Health Care Equipment & Supplies – 0.0%
1,910	Abbott Laboratories	226,068

Shares	Description	Value (†)

Common Stocks – continued
	Health Care Providers & Services – 0.0%
2,410	CVS Health Corp.	$243,916
521	UnitedHealth Group, Inc.	265,694

		509,610

	Hotels, Restaurants & Leisure – 0.1%
234	Booking Holdings, Inc.(o)	549,537
4,964	Starbucks Corp.	451,575

		1,001,112

	Household Products – 0.1%
4,977	Procter & Gamble Co. (The)	760,486

	Independent Power & Renewable Electricity Producers – 0.0%
3,610	AES Corp. (The)	92,885

	Insurance – 0.0%
5,042	Fidelity National Financial, Inc.	246,251
9,790	Old Republic International Corp.	253,268

		499,519

	IT Services – 0.2%
755	Accenture PLC, Class A	254,609
666	Automatic Data Processing, Inc.	151,542
2,202	Mastercard, Inc., Class A	786,951
3,293	Visa, Inc., Class A	730,288

		1,923,390

	Machinery – 0.0%
1,251	Caterpillar, Inc.	278,748

	Media – 0.4%
274,403	Altice USA, Inc., Class A(o)	3,424,549
5,261	Comcast Corp., Class A	246,320
6,506	Interpublic Group of Cos., Inc. (The)	230,638
562	Nexstar Media Group, Inc., Class A	105,926
2,907	Omnicom Group, Inc.	246,746

		4,254,179

	Metals & Mining – 0.0%
2,343	Nucor Corp.	348,287

	Oil, Gas & Consumable Fuels – 0.2%
14,685	California Resources Corp.	656,860
2,198	Chevron Corp.	357,900
3,534	ConocoPhillips	353,400
2,194	EOG Resources, Inc.	261,591
3,166	Exxon Mobil Corp.	261,480
927	Valero Energy Corp.	94,127

		1,985,358

	Personal Products – 0.1%
2,038	Estee Lauder Cos., Inc. (The), Class A	554,988

Shares	Description	Value (†)

Common Stocks – continued
	Pharmaceuticals – 0.2%
4,123	Bristol-Myers Squibb Co.	$301,103
7,923	Johnson & Johnson	1,404,193
3,409	Merck & Co., Inc.	279,709
5,029	Pfizer, Inc.	260,351

		2,245,356

	Professional Services – 0.0%
479	Clarivate PLC(o)	8,028

	REITs - Diversified – 0.1%
828	American Tower Corp.	208,010
1,509	Crown Castle International Corp.	278,561
5,604	Gaming & Leisure Properties, Inc.	262,996

		749,567

	REITs - Regional Malls – 0.0%
1,699	Simon Property Group, Inc.	223,520

	Road & Rail – 0.1%
901	Norfolk Southern Corp.	256,983
1,035	Union Pacific Corp.	282,773

		539,756

	Semiconductors & Semiconductor Equipment – 0.2%
1,701	Applied Materials, Inc.	224,192
411	Broadcom, Inc.	258,799
596	KLA Corp.	218,172
357	Lam Research Corp.	191,927
720	Marvell Technology, Inc.	51,631
2,795	Microchip Technology, Inc.	210,016
530	Monolithic Power Systems, Inc.	257,410
840	NVIDIA Corp.	229,202
1,073	NXP Semiconductors NV	198,591
1,311	QUALCOMM, Inc.	200,347
1,492	Texas Instruments, Inc.	273,752

		2,314,039

	Software – 0.0%
812	Microsoft Corp.	250,348
3,247	Oracle Corp.	268,624

		518,972

	Specialty Retail – 0.1%
642	Home Depot, Inc. (The)	192,170
1,013	Lowe’s Cos., Inc.	204,818
2,677	Ross Stores, Inc.	242,161
3,503	TJX Cos., Inc. (The)	212,212

		851,361

	Technology Hardware, Storage & Peripherals – 0.1%
8,121	Apple, Inc.	1,418,008

Shares	Description	Value (†)

Common Stocks – continued
	Textiles, Apparel & Luxury Goods – 0.1%
1,042	LVMH Moet Hennessy Louis Vuitton SE	$743,778
1,714	NIKE, Inc., Class B	230,636

		974,414

	Wireless Telecommunication Services – 0.8%
69,960	T-Mobile US, Inc.(o)	8,979,366

	Total Common Stocks (Identified Cost $36,270,759)	37,547,565

Preferred Stocks – 0.5%
Convertible Preferred Stocks – 0.5%
	Midstream – 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	115,984

	Technology – 0.1%
26,077	Clarivate PLC, Series A, 5.250%	1,769,846

	Wireless – 0.4%
3,751	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(f)(g)	4,182,365

	Total Convertible Preferred Stocks (Identified Cost $7,067,638)	6,068,195

	Total Preferred Stocks (Identified Cost $7,067,638)	6,068,195

Other Investments – 0.1%
	Aircraft ABS – 0.1%
900	ECAF I Blocker Ltd.(f)(h)(i)(p) (Identified Cost $9,000,000)	593,280

Principal Amount

Short-Term Investments – 2.2%
$26,017,443	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $26,017,443 on 4/01/2022 collateralized by $22,488,500 U.S. Treasury Bond, 3.375% due 11/15/2048 valued at $26,537,837 including accrued interest(q) (Identified Cost $26,017,443)	26,017,443

	Total Investments – 94.5% (Identified Cost $1,234,537,077)	1,134,437,841
	Other assets less liabilities – 5.5%	66,454,575

	Net Assets – 100.0%	$1,200,892,416

Written Options – (0.0%)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)

Options on Securities – (0.0%)
AbbVie, Inc., Call	4/14/2022	155.00	(1,300)	$(210,743)	$(1,985)	$(9,815)
Apple, Inc., Call	4/14/2022	180.00	(1,300)	$(226,993)	$(1,959)	$(1,840)
Archer-Daniels-Midland Co., Call	4/14/2022	80.00	(900)	(81,234)	(1,420)	(9,450)
Blackstone, Inc., Call	4/14/2022	140.00	(1,500)	(190,410)	(2,441)	(435)
Broadcom, Inc., Call	4/14/2022	660.00	(300)	(188,904)	(1,940)	(1,065)
Chevron Corp., Call	4/14/2022	145.00	(1,700)	(276,811)	(2,511)	(31,110)
Coca-Cola Co., Call	4/14/2022	65.00	(2,300)	(142,600)	(1,466)	(149)
ConocoPhillips, Call	4/14/2022	100.00	(2,800)	(280,000)	(3,520)	(7,924)
CVS Health Corp., Call	4/14/2022	110.00	(1,600)	(161,936)	(1,468)	(104)
EOG Resources, Inc., Call	4/14/2022	127.00	(1,700)	(202,691)	(2,970)	(1,828)
Exxon Mobil Corp., Call	4/14/2022	85.00	(2,500)	(206,475)	(2,268)	(2,725)
Interpublic Group of Cos., Inc., Call	4/14/2022	39.00	(5,200)	(184,340)	(3,054)	(390)
KLA Corp., Call	4/14/2022	400.00	(400)	(146,424)	(2,947)	(710)
Lowe’s Cos., Inc., Call	4/14/2022	240.00	(500)	(101,095)	(1,784)	(52)
Mastercard, Inc., Call	4/14/2022	400.00	(600)	(214,428)	(3,580)	(198)
Morgan Stanley, Call	4/14/2022	105.00	(2,000)	(174,800)	(2,215)	(80)
Nexstar Media Group, Inc., Call	4/14/2022	185.00	(300)	(56,544)	(1,340)	(2,250)
Norfolk Southern Corp., Call	4/14/2022	290.00	(500)	(142,610)	(739)	(1,663)
Nucor Corp., Call	4/14/2022	145.00	(1,800)	(267,570)	(3,271)	(12,870)
Procter & Gamble Co., Call	4/14/2022	165.00	(1,200)	(183,360)	(1,785)	(66)
QUALCOMM, Inc., Call	4/14/2022	195.00	(1,000)	(152,820)	(1,867)	(35)
Tyson Foods, Inc., Call	4/14/2022	97.50	(2,100)	(188,223)	(2,955)	(178)
Union Pacific Corp., Call	4/14/2022	265.00	(500)	(136,605)	(1,364)	(5,163)
United Parcel Service, Inc., Call	4/14/2022	230.00	(600)	(128,676)	(1,006)	(135)
UnitedHealth Group, Inc., Call	4/14/2022	500.00	(400)	(203,988)	(2,147)	(6,970)
Valero Energy Corp., Call	4/14/2022	95.00	(700)	(71,078)	(1,293)	(5,215)
Visa, Inc., Call	4/14/2022	245.00	(800)	(177,416)	(1,406)	(100)
Wells Fargo & Co., Call	4/14/2022	60.00	(1,900)	(92,074)	(1,635)	(123)

Total					$(58,336)	$(102,643)

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively.

Option contracts on foreign indices are priced at the most recent settlement price.

Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available.

Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of March 31, 2022, securities and other investments held by the Fund were fair valued as follows:

Equity Securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$743,778	0.1%	$12,083,079	1.0%	$2,592,305	0.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of March 31, 2022 is disclosed.

(c)	Variable rate security. Rate as of March 31, 2022 is disclosed.
(d)	Perpetual bond with no specified maturity date.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Illiquid security.
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At March 31, 2022, the value of these securities amounted to $12,083,079 or 1.0% of net assets.
(h)	Fair valued by the Fund’s adviser. At March 31, 2022, the value of these securities amounted to $2,592,305 or 0.2% of net assets.
(i)	Level 3 security. Value has been determined using significant unobservable inputs.
(j)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(m)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.00%, to which the spread is added.
(o)	Non-income producing security.
(p)	Securities subject to restriction on resale. At March 31, 2022, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$593,280	Less than 0.1%

(q)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, the value of Rule 144A holdings amounted to $587,602,503 or 48.9% of net assets.

ABS	Asset-Backed Securities
ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At March 31, 2022, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	21,525,000	$69,983	$(198,750)	$(268,733)
Morgan Stanley Capital Services, Inc.	United Mexican States	(1.00%)	12/20/2026	8,820,000	(3,990)	(41,165)	(37,175)

Total						$(239,915)	$(305,908)

At March 31, 2022, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(14,693)	$(16,169)

At March 31, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	(5.00%)	12/20/2026	65,100,000	(3,186,889)	$(4,132,729)	$(945,840)
CDX.NA HY* Series 37 500, 5-Year	(5.00%)	12/20/2026	29,900,000	(1,625,869)	(1,898,135)	(272,266)

Total					$(6,030,864)	$(1,218,106)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	4/26/2022	EUR	S	1,665,000	$1,885,251	$1,843,089	$42,162
Barclays Bank PLC	4/26/2022	EUR	S	1,955,000	2,213,871	2,164,107	49,764
HSBC Bank USA	5/17/2022	EUR	S	590,000	670,045	653,615	16,430
Morgan Stanley Capital Services, Inc.	4/11/2022	COP	S	5,186,874,000	1,257,790	1,373,372	(115,582)
Morgan Stanley Capital Services, Inc.	5/31/2022	EUR	S	1,480,000	1,654,961	1,640,524	14,437
Morgan Stanley Capital Services, Inc.	5/31/2022	ZAR	S	319,874,000	20,462,900	21,732,938	(1,270,038)

Total							$(1,262,827)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Eurodollar	3/13/2023	3,884$	953,396,123	$942,258,400	$(11,137,723)

At March 31, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	6/21/2022	406	$62,675,422	$60,925,375	$1,750,047
Ultra 10 Year U.S. Treasury Note	6/21/2022	1,029	143,873,055	139,397,344	4,475,711
Ultra Long U.S. Treasury Bond	6/21/2022	293	53,736,314	51,897,625	1,838,689

Total					$8,064,447

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$52,596,896	$1,999,025	(a)	$54,595,921
All Other Non-Convertible Bonds*	—	898,861,094	—		898,861,094

Total Non-Convertible Bonds	—	951,457,990	1,999,025		953,457,015

Convertible Bonds*	—	44,535,471	—		44,535,471

Total Bonds and Notes	—	995,993,461	1,999,025		997,992,486

Senior Loans*	—	5,105,380	—		5,105,380
Collateralized Loan Obligations	—	61,113,492	—		61,113,492
Common Stocks
Textiles, Apparel & Luxury Goods	230,636	743,778	—		974,414
All Other Common Stocks*	36,573,151	—	—		36,573,151

Total Common Stocks	36,803,787	743,778	—		37,547,565

Preferred Stocks
Wireless	—	4,182,365	—		4,182,365
All Other Preferred Stocks*	1,885,830	—	—		1,885,830

Total Preferred Stocks	1,885,830	4,182,365	—		6,068,195

Other Investments*	—	—	593,280	(a)	593,280
Short-Term Investments	—	26,017,443	—		26,017,443

Total Investments	38,689,617	1,093,155,919	2,592,305		1,134,437,841

Forward Foreign Currency Contracts (unrealized appreciation)	—	122,793	—		122,793
Futures Contracts (unrealized appreciation)	8,064,447	—	—		8,064,447

Total	$46,754,064	$1,093,278,712	$2,592,305		$1,142,625,081

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(102,643)	$—	$—	$(102,643)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(305,908)	—	(305,908)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(16,169)	—	(16,169)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(1,218,106)	—	(1,218,106)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(1,385,620)	—	(1,385,620)
Futures Contracts (unrealized depreciation)	(11,137,723)	—	—	(11,137,723)

Total	$(11,240,366)	$(2,925,803)	$—	$(14,166,169)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2021 and/or March 31, 2022:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2022
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$1,932,446	$—	$—	$66,579	$—	$—	$—	$—	$1,999,025	$66,579
Collateralized Loan Obligations	445,000	—	—	—	—	—	—	(445,000)	—	—
Other Investments
Aircraft ABS	783,270	—	—	(189,990)	—	—	—	—	593,280	(189,990)

Total	$3,160,716	$—	$—	$(123,411)	$—	$—	$—	$(445,000)	$2,592,305	$(123,411)

A debt security valued at $445,000 was transferred from Level 3 to Level 2 during the period ended March 31, 2022. At December 31, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At March 31, 2022, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of March 31, 2022, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of March 31, 2022, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of March 31, 2022, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and yield curve management.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of March 31, 2022, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$122,793	$—	$122,793
Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$8,064,447	$8,064,447

Total asset derivatives	$122,793	$8,064,447	$8,187,240

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(1,385,620)	$—	$—	$(1,385,620)
Credit contracts	—	—	—	(239,915)	(239,915)

Total over-the counter liability derivatives	$—	$(1,385,620)	$—	$(239,915)	$(1,625,535)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(11,137,723)	$(14,693)	$(11,152,416)
Credit contracts	—	—	—	(6,030,864)	(6,030,864)
Equity contracts	(102,643)	—	—	—	(102,643)

Total exchange-traded/cleared liability derivatives	$(102,643)	$—	$(11,137,723)	$(6,045,557)	$(17,285,923)

Total liability derivatives	$(102,643)	$(1,385,620)	$(11,137,723)	$(6,285,472)	$(18,911,458)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2022, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Barclays Bank PLC	$(148,986)	$—
Morgan Stanley Capital Services, Inc.	(1,412,348)	1,420,000

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$27,337,552	$25,861,003

Industry Summary at March 31, 2022 (Unaudited)

Banking	8.6%
ABS Home Equity	6.1
Cable Satellite	4.9
Treasuries	4.9
Finance Companies	4.8
ABS Car Loan	4.8
Non-Agency Commercial Mortgage-Backed Securities	4.5
ABS Other	4.3
Pharmaceuticals	2.8
Independent Energy	2.4
Healthcare	2.2
Wireless	2.1
ABS Whole Business	2.1
Media Entertainment	2.0
Other Investments, less than 2% each	30.7
Collateralized Loan Obligations	5.1
Short-Term Investments	2.2

Total Investments	94.5
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	5.5

Net Assets	100.0%